NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2018
Text block [abstract]
NATURE OF OPERATIONS
2.	NATURE OF OPERATIONS

As an exploration stage company, the Company does not have revenues and historically has recurring operating losses. As at December 31, 2018, the Company had an accumulated deficit of $85,143,089 and working capital of $119,195,168. The Company will be required to obtain additional funding in order to continue with the exploration and development of its mineral properties and to repay its convertible debentures (Note 8), if required.

The business of exploring for minerals involves a high degree of risk. NexGen is an exploration company and is subject to risks and challenges similar to companies in a comparable stage. These risks include, but are not limited to, the challenges of securing adequate capital; development and operational risks inherent in the mining industry; changes in government policies and regulations; the ability to obtain the necessary environmental permits or, alternatively NexGen’s ability to dispose of its exploration and evaluation assets on an advantageous basis; as well as global economic and uranium price volatility; all of which are uncertain.

The underlying value of the exploration and evaluation assets is dependent upon the existence and economic recovery of mineral reserves and is subject to, but not limited to, the risks and challenges identified above. Changes in future conditions could require material write-downs of the carrying value of exploration and evaluation assets.